Investment in Joint Venture	12 Months Ended
Dec. 31, 2014
Investment in Joint Venture [Abstract]
Investment in Joint Venture
16.	Investment in Joint Venture

On October 18, 2011, TIS entered into an agreement to establish a joint venture, Tri-Tech Infrastructure (India), Pvt. Ltd., with Allied Energy Systems Pvt. Ltd., for the purpose of market development in India.

On October 19, 2011, the capital injection in the amount of India National Rupee (“INR”) 300,000, or $6,985, was made to the joint venture. Total registered capital of the joint venture is INR 1,000,000, or $20,833. TIS takes up 30% of the ownership. Equity method is adopted for the long-term investment.

For the year ended December 31, 2011, net loss for the India joint venture was INR 3,385,463, or $66,017. TIS should bear the net loss of INR 1,015,639, or $19,805. Since the net loss is more than the long-term investment, only $6,985 was offset and the remaining loss of $12,820 will be net-off against earnings in the future.

For the quarter ended March 31, 2012, net profit for the India joint venture was INR 3,053,119, or $60,762. TIS should earn the net profit of INR 915,936, or $18,229. After net off $12,820 of the loss brought forward from prior year, $5,409 was recognized as gain on investment in the joint venture for the quarter ended March 31, 2012.

For the period from April 1 to May 19, 2012, net profit for the India joint venture was INR 2,655,392, or $50,679. TIS should earn the net profit of INR 796,618, or $15,204, which was recognized as gain on investment in the joint venture for the period.

On May 19, 2012, TIS acquired additional 46% of TII's equity interest, and became the controlling shareholder of TII. The additional investment consideration was INR 1,917,000, or $35,273. TII was consolidated into TIS since that day.